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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 2001
         ---------------------------------------------------------------


                                 BRADLEES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)


         1-11134                                     04-3156108
         -------                                     ----------
(Commission File Number)                   (IRS Employer Identification No.)


ONE BRADLEES CIRCLE, BRAINTREE, MASSACHUSETTS                         02184
---------------------------------------------                         -----
(Address of Principal Executive Offices)                            (Zip Code)

                                 (781) 380-3000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



                             Exhibit Index on Page 3

                        Page 1 or 13 (Including Exhibit)




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Item 5:  OTHER EVENTS

         On December 26, 2000, Bradlees, Inc. (the "Company") and its subsidiaries filed for protection under Chapter 11 of the United States Bankruptcy Code. At that time, the Company disclosed that it planned to cease all business operations and proceed with a liquidation of its assets. The Company has completed its going-out-of-business sales, closed all of its stores, disposed of all of its inventory and is in the process of liquidating its remaining physical assets and real estate interests.

         In addition, on January 24, 2001 the Company's Common Stock was de-listed from trading on the NASDAQ national market system. The Company has disclosed that it is highly likely that there will be no payout to the stockholders as a result of the liquidation; therefore, trading in the Company's Common Stock is extremely limited.

         Under applicable bankruptcy requirements and procedures, the Company prepares and files with the Bankruptcy Court monthly operating statements, including summary unaudited consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flow (the "Monthly Bankruptcy Statements"). In light of the substantial expense and undue hardship that would be incurred by the Company in preparing quarterly and annual reports on Forms 10-Q and 10-K, respectively (the "Quarterly/Annual Reports"), and in consideration of the belief that the Monthly Bankruptcy Statements provide investors with timely and sufficient information, the Company intends in accordance with SEC Release No. 34-9660 to cease filing Quarterly/Annual Reports with the Securities and Exchange Commission and instead will file the Monthly Bankruptcy Statements as exhibits to Current Reports on Form 8-K.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit:  20      Monthly Operating Statement for the Period
                           December 26, 2000 to February 3, 2001.








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                                INDEX TO EXHIBITS


EXHIBIT NO.       EXHIBIT                                                               PAGE NO.
----------        ---------                                                             --------

20                Monthly Operating Statement for the Period                               5
                  December 26, 2000 to February 3, 2001






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                                 BRADLEES, INC.
                                AND SUBSIDIARIES

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BRADLEES, INC.


Date:  April 10, 2001                 By:  _____________________
                                           Peter Thorner
                                           Chairman and Chief Executive Officer

Date:  April 10, 2001                 By:  _____________________
                                           J. Gregory Ambro
                                           Senior Vice President and
                                           Chief Financial Officer